UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 12, 2009

Enzo Biochem, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement.

     On March 12, 2009, Enzo Life Sciences, Inc., a New York corporation (“Enzo Life Sciences”) and a wholly owned subsidiary of Enzo Biochem, Inc., a New York corporation (the “Registrant”), and Enzo Life Sciences Acquisition, Inc., a New York corporation and a newly formed wholly owned subsidiary of Enzo Life Sciences (“Acquisition Sub” and, together with Enzo Life Sciences, the “Buyer Parties”), entered into an asset purchase agreement dated as of March 12, 2009 (the “Purchase Agreement”), with Assay Designs, Inc., a Delaware corporation (“Assay Designs”), Ampersand 2001 Limited Partnership, a Delaware limited partnership (“Ampersand LP”), and Ampersand 2001 Companion Fund Limited Partnership, a Delaware limited partnership (together with Ampersand LP, the “Principal Stockholders” and, collectively with Assay Designs, the “Seller Parties”).

     Assay Designs was engaged in researching, developing, manufacturing, distributing, marketing and selling specialty immunological and biochemical protein detection kits, assays, reagents, antibodies, recombinant proteins and related products and providing related services for use in the biotechnology, pharmaceutical and life sciences research industries (the “Business”).

     Under the terms of the Purchase Agreement, Acquisition Sub purchased from Assay Designs substantially all of its assets, including trade accounts receivable, inventory, fixed assets, intellectual property and goodwill, used in or related to the Business and assumed certain of Assay Designs’ liabilities, including trade accounts payable, capital lease obligations and certain other accrued and other current liabilities (the “Transaction”). The execution of the Purchase Agreement and the closing of the Transaction occurred simultaneously on March 12, 2009.

     The purchase price consisted of $12,228,000 in cash, subject to an upward or downward post-closing purchase price adjustment based on Assay Designs’ working capital as of the closing date, $100,000 of which will be held in escrow for approximately 60-90 days to secure the payment of any downward post-closing purchase price adjustment and $750,000 of which will be held in escrow for 12 months to secure the payment of any indemnification obligations of the Seller Parties under the Purchase Agreement.

     Under the Purchase Agreement, (i) Assay Designs agreed not to compete with the Business for a period of five years from and after the closing and (ii) each of the Seller Parties agreed not to hire or solicit for hire any former employees of Assay Designs and not to interfere with the business of any Buyer Party by inducing any other person (including any customer, distributor, agent, representative or supplier of the Business) to cease, diminish or not commence doing business with any Buyer Party or any of its successors or affiliates, in the case of Assay Designs for a period of five years from and after the closing, and in the case of the Principal Stockholders for a period of two years from and after the closing.

     The Purchase Agreement contains customary representations and warranties, covenants and indemnification obligations of the parties thereto as set forth therein.

     There are no material relationships between any of the Seller Parties, on the one hand, and the Buyer Parties or any of their respective affiliates, any director or officer of the Buyer Parties, or any associate of any such director or officer, on the other hand, other than with respect to the Purchase Agreement and the ancillary agreements referred to therein and the transactions contemplated thereby.

     The foregoing summary of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein in its entirety by reference. The press release issued by the Registrant announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The Purchase Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Buyer Parties or the Seller Parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to qualifications and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to security holders. Security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Buyer Parties or the Seller Parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

     The information set forth in Item 1.01 above is incorporated into this Item 2.01 in its entirety by reference.

Item 2.02.     Results of Operations and Financial Condition.

     The following information, including Exhibit 99.2 attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On March 12, 2009, the Registrant issued a press release discussing its financial results for its second fiscal quarter ended January 31, 2009. A copy of the press release is furnished as Exhibit 99.2 to this current report and is incorporated into this Item 2.02 in its entirety by reference.

Item 8.01.     Other Events.

      On March 12, 2009, the Registrant issued a press release announcing its entry into the Purchase Agreements referred to in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 in its entirety by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of March 12, 2009, by and among the Buyer Parties and the Seller Parties.*

99.1	Press Release of Enzo Biochem, Inc. dated March 12, 2009.

99.2	Press Release of Enzo Biochem, Inc. dated March 12, 2009, discussing financial results for the second fiscal quarter ended January 31, 2009.

* All exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: March 12, 2009	By:	/s/ Dr. Elazar Rabbani
Dr. Elazar Rabbani
Chairman of the Board and Chief
Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of March 12, 2009, by and among the Buyer Parties and the Seller Parties.*

99.1	Press Release of Enzo Biochem, Inc. dated March 12, 2009.

99.2	Press Release of Enzo Biochem, Inc. dated March 12, 2009, discussing financial results for the second fiscal quarter ended January 31, 2009.

* All exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.